Income Taxes and Accounting for Uncertainty in Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes and Accounting for Uncertainty in Income Taxes
Income Taxes and Accounting for Uncertainty in Income Taxes

9. Income Taxes and Accounting for Uncertainty in Income Taxes

Income Taxes

DISH DBS and its domestic subsidiaries join with DISH Network in filing U.S. consolidated federal income tax returns and, in some states, combined or consolidated returns.  The federal and state income tax provisions or benefits recorded by DISH DBS are generally those that would have been recorded if DISH DBS and its domestic subsidiaries had filed returns as a consolidated group independent of DISH Network.  Cash is due and paid to DISH Network based on amounts that would be payable based on DISH DBS consolidated or combined group filings.  Amounts are receivable from DISH Network on a basis similar to when they would be receivable from the IRS or other state taxing authorities.  The amounts paid to DISH Network during the years ended December 31, 2020, 2019 and 2018 were $474 million, $245 million and $302 million, respectively.

Our income tax policy is to record the estimated future tax effects of temporary differences between the tax bases of assets and liabilities and amounts reported on our Consolidated Balance Sheets, as well as probable operating loss, tax credit and other carryforwards.  Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that net deferred tax assets will not be realized.  We periodically evaluate our need for a valuation allowance.  Determining necessary valuation allowances requires us to make assessments about historical financial information as well as the timing of future events, including the probability of expected future taxable income and available tax planning opportunities.

As of December 31, 2020, we had $2 million net operating loss carryforwards (“NOLs”) for federal income tax purposes and less than $1 million of NOL carryforwards for state income tax purposes, which are fully offset by a valuation allowance.  In addition, there are $10 million of tax benefits related to credit carryforwards which are fully offset by a valuation allowance.  Portions of the credit carryforwards will expire in 2023.

The components of the (benefit from) provision for income taxes were as follows:

	For the Years Ended December 31,
	2020	2019	2018

	(In thousands)
Current (benefit) provision:
Federal	$394,824	$208,821	$273,632
State	88,449	48,417	64,534
Foreign	3,971	6,203	4,616
Total current (benefit) provision	487,244	263,441	342,782

Deferred (benefit) provision:
Federal	14,327	11,243	(25,934)
State	(2,161)	(1,987)	(123)
Increase (decrease) in valuation allowance	948	2,054	1,580
Total deferred (benefit) provision	13,114	11,310	(24,477)
Total (benefit) provision	$500,358	$274,751	$318,305

Our $2.085 billion of “Income (loss) before income taxes” on our Consolidated Statements of Operations and Comprehensive Income (Loss) included income of $8 million related to our foreign operations.

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal tax rate:

	For the Years Ended December 31,
	2020	2019	2018

	% of pre-tax income/(loss)
Statutory rate	21.0	21.0	21.0
State income taxes, net of federal benefit	3.6	3.6	4.4
Other, net	(0.6)	0.3	(0.8)
Total (benefit) provision for income taxes	24.0	24.9	24.6

Deferred taxes arise because of the differences in the book and tax bases of certain assets and liabilities.  Significant components of deferred tax assets and liabilities were as follows:

	As of December 31,
	2020	2019

	(In thousands)
Deferred tax assets:
NOL, interest, credit and other carryforwards	$10,641	$12,323
Accrued and prepaid expenses	4,911	96,974
Stock-based compensation	15,924	19,719
Deferred revenue	27,612	17,238
Total deferred tax assets	59,088	146,254
Valuation allowance	(10,469)	(9,521)
Deferred tax asset after valuation allowance	48,619	136,733

Deferred tax liabilities:
Depreciation	(386,379)	(458,811)
FCC authorizations and other intangible amortization	(173,539)	(174,399)
Bases difference in partnerships and other investments	(3,629)	(5,380)
Total deferred tax liabilities	(563,547)	(638,590)
Net deferred tax asset (liability)	$(514,928)	$(501,857)

Accounting for Uncertainty in Income Taxes

In addition to filing federal income tax returns, we and one or more of our subsidiaries file income tax returns in all states that impose an income tax and a small number of foreign jurisdictions where we have immaterial operations.  We are subject to United States federal, state and local income tax examinations by tax authorities for the years beginning in 2008 due to the carryover of previously incurred NOLs.  We are currently under a federal income tax examination for fiscal years 2008 through 2016.

A reconciliation of the beginning and ending amount of unrecognized tax benefits included in “Long-term deferred revenue and other long-term liabilities” on our Consolidated Balance Sheets was as follows:

	For the Years Ended December 31,
Unrecognized tax benefit	2020	2019	2018

	(In thousands)
Balance as of beginning of period	$208,152	$194,136	$201,162
Additions based on tax positions related to the current year	233	3,232	10,550
Additions based on tax positions related to prior years	1,800	28,137	1,154
Reductions based on tax positions related to prior years	(20,337)	(13,028)	(4,479)
Reductions based on tax positions related to settlements with taxing authorities	(831)	(2,362)	(8,328)
Reductions based on tax positions related to the lapse of the statute of limitations	(876)	(1,963)	(5,923)
Balance as of end of period	$188,141	$208,152	$194,136

We have $161 million in unrecognized tax benefits that, if recognized, could favorably affect our effective tax rate.  We do not expect any material portion of this amount to be paid or settled within the next twelve months.

Accrued interest and penalties on uncertain tax positions are recorded as a component of “Interest expense, net of amounts capitalized” and “Other, net,” respectively, on our Consolidated Statements of Operations and Comprehensive Income (Loss).  During the years ended December 31, 2020, 2019 and 2018, we recorded $2 million, $7 million and $2 million in net interest and penalty expense to earnings, respectively.  Accrued interest and penalties were $35 million and $33 million at December 31, 2020 and 2019, respectively.  The above table excludes these amounts.